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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 23, 2002


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-3175                               74-1828067
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                       ONE VALERO PLACE
                      SAN ANTONIO, TEXAS                                          78212
           (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (210) 370-2000

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1 Slide presentation given by executives of Valero Energy Corporation at the Refining & Marketing Conference.


ITEM 9.  REGULATION FD DISCLOSURE.

         On May 23, 2002, executives of Valero Energy Corporation (the "Company") spoke to those attending the Refining & Marketing Conference in Quebec, Canada. A copy of the slide presentation given at this presentation is attached to this report as Exhibit 99.1, and the slides thereof are incorporated by reference herein. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in
Item 9 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Safe Harbor Statement

         Statements contained in the exhibit to this report that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VALERO ENERGY CORPORATION




Date: May 23, 2002                         By: /s/ Jay D. Browning
                                              ----------------------------------
                                              Jay D. Browning
                                              Vice President and Secretary


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                                  EXHIBIT INDEX


Number          Exhibit
------          -------

 99.1 Slide presentation given by executives of Valero Energy Corporation at the Refining & Marketing Conference.



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